STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
OPERATING ACTIVITIES
Net loss for the year	$ (66,158)	$ (61,991)	$ (359,999)
Adjustment to reconcile net loss to net cash provided (used) by operating activities:
Foreign exchange (gain) or loss		(1,848)	7,376
Loss on note receivable	0	0	291,727
Changes in non-cash working capital items:
Prepaid expenses and deposits	(332)	(198)	229
Accounts payable and accrued liabilities	(6,500)	6,500	0
Due to related parties, non-interest bearing	72,990	57,537	60,667
Net cash provided (used) by operating activities	0	0	0
Increase (Decrease) in cash and cash equivalents	0	0	0
Cash and cash equivalents, beginning of year	0	0	0
Cash and cash equivalents, end of year	$ 0	$ 0	$ 0